UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 21, 2014 (May 20, 2014)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001- 36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase of Harrah’s New Orleans and Property Management Agreement

On May 20, 2014, Caesars Growth Partners, LLC (“Growth Partners”) (or one or more of its designated direct or indirect subsidiaries) acquired from Caesars Entertainment Operating Company, Inc. (“CEOC”), a majority-owned subsidiary of Caesars Entertainment Corporation (“CEC”), (or one or more of its affiliates) (i) Harrah’s New Orleans (the “Louisiana Property”), (ii) 50% of the ongoing management fees and any termination fees payable under the Louisiana Property Management Agreement (as defined below); and (iii) certain intellectual property that is specific to the Louisiana Property (together with the transactions described in (i) and (ii) above, the “Second Closing”) for an aggregate purchase price of $660.0 million, subject to various post-closing adjustments in accordance with that certain Transaction Agreement, dated March 1, 2014, as amended by the First Amendment to Transaction Agreement, dated May 5, 2014, entered into by and among Caesars Acquisition Company (“CAC” or the “Company”), Growth Partners, Caesars Entertainment Corporation (“CEC”), CEOC, Caesars License Company, LLC (“CLC”), Harrah’s New Orleans Management Company, Corner Investment Company, LLC, 3535 LV Corp., Parball Corporation and JCC Holding Company II, LLC, as further disclosed in the Company’s Current Report on 8-K filed with the Securities Exchange Commission (the “Commission”) on May 6, 2014. CAC is the managing member of Growth Partners.

On May 20, 2014, in connection with the Second Closing, Jazz Casino Co, LLC (the “Property Licensee”) (an indirect subsidiary of Growth Partners following the Second Closing) entered into a Property Management Agreement (the “Louisiana Property Management Agreement”) with a property manager (the “Property Manager”), that is a subsidiary of CEOC. Pursuant to the Louisiana Property Management Agreement, the ongoing management fees payable to the Property Manager consist of (i) a base management fee of 2% of net operating revenues with respect to each month of each year during the term of such agreement and (ii) an incentive management fee in an amount equal to 5% of EBITDA for each operating year. CEOC will guarantee the obligations of the Property Manager under the Louisiana Property Management Agreement. Pursuant to the Louisiana Property Management Agreement, among other things, the Property Manager will provide management services to the Louisiana Property and CLC will license enterprise-wide intellectual property used in the operation of the Louisiana Property.

Escrow Release

In connection with the Second Closing, Caesars Growth Properties Holdings, LLC, a subsidiary of Growth Partners (the “Borrower” or “CGPH”), repaid in full $700 million of term loans and the $476.9 million senior secured term loan of PHWLV, LLC, a subsidiary of Growth Partners. The purchase price of the Second Closing, the repayment of the debt noted in the prior sentence and the related repayments were funded by the Borrower with the proceeds of the $675 million aggregate principal amount of 9.375% second-priority senior secured notes due 2022 (the “Notes”) of the Borrower and Caesars Growth Properties Finance, Inc. (together, the “Issuers”), which proceeds were held in a separate, segregated escrow account until the closing and the proceeds of $1,175 million of term loans of the Borrower (the “Term Loans”), which proceeds were held in a separate, segregated escrow account until the closing, and cash contributed by Growth Partners. In connection with the closing, Growth Partners contributed PHWLV, LLC and its assets, including the Planet Hollywood Resort & Casino, to the Borrower. Upon the release of such proceeds from escrow, certain applicable terms of the related indenture and credit agreement (including the applicable subsidiary guarantees), as described in the Company’s Current Reports on Form 8-K filed on April 17, 2014 and May 9, 2014, respectively, became operative.

As previously disclosed, the Issuers were, prior to the release of such proceeds from escrow, not in compliance with the covenant in the indenture governing the Notes that they will not own, hold or otherwise have any interest in any assets other than the escrow account and cash or cash equivalents prior to the expiration of the Escrow Period (as defined in the indenture governing the Notes). Upon the release of the proceeds of the Notes from escrow, the Issuers cured such default.

Intercreditor Agreement and Collateral Agreements

On May 20, 2014, in connection with the Second Closing, U.S. Bank National Association, as trustee under the Notes (in such capacity, the “Trustee”), entered into a second lien intercreditor agreement (the “Second Lien Intercreditor Agreement”) with Credit Suisse AG, Cayman Islands Branch, as collateral agent under the First Lien Collateral Agreement (as defined below) (in such capacity, the “First Lien Collateral Agent”) that establishes the subordination of the liens securing the Notes to the liens securing first priority lien obligations, including the $1,325 million senior secured credit facilities (the “Senior Secured Credit Facilities”), which consist of the Term Loans and a senior secured revolving credit facility in an aggregate principal amount of up to $150 million, and certain other matters relating to the administration of security interests.

On May 20, 2014, the Borrower, the subsidiary guarantors and the First Lien Collateral Agent also entered into the collateral agreement (first lien) (the “First Lien Collateral Agreement”) and other security documents defining the terms of the security interests that secure the Senior Secured Credit Facilities, the related guarantees and Other First Priority Lien Obligations (as defined therein). These security interests will secure the payment and performance when due of all of the obligations of the Borrower and the subsidiary guarantors under the Senior Secured Credit Facilities, the related guarantees and the security documents.

Additionally, the Issuers, the subsidiary guarantors and the Trustee also entered into the collateral agreement (second lien) (the “Second Lien Collateral Agreement”) and other security documents defining the terms of the security interests that secure the Notes, the related guarantees and Other Second Lien Obligations (as defined therein). These security interests will secure the payment and performance when due of all of the obligations of the Issuers and the subsidiary guarantors under the Notes, the related guarantees, the indenture governing the Notes and the security documents.

Subject to the terms of the security documents described above, including the First Lien Collateral Agreement and the Second Lien Collateral Agreement, the Borrower (or Issuers, as applicable) and the subsidiary guarantors have the right to remain in possession and retain exclusive control of the collateral securing the Notes and the Senior Secured Credit Facilities (other than any cash, securities, obligations and cash equivalents constituting part of the collateral and deposited with the First Lien Collateral Agent in accordance with the provisions of the security documents and other than as set forth in such security documents), to freely operate the collateral and to collect, invest and dispose of any income therefrom.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Second Lien Intercreditor Agreement, the First Lien Collateral Agreement and the Second Lien Collateral Agreement, attached hereto as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Services Co. Agreements

In connection with the Second Closing, on May 20, 2014, CGPH announced the definitive terms of its previously announced services joint venture, Caesars Enterprise Services, LLC (“Services Co.”), with CEOC and Caesars Entertainment Resort Properties LLC (“CERP” and together with CEOC and CGPH, the

“Members” and each, a “Member”). Services Co. will manage the Enterprise Assets (as defined below) and the other assets it owns, licenses or controls and will employ the corresponding employees and other employees who provide services to its Members, their affiliates and their respective properties and systems to achieve preservation of brand value, maximize economies of scale and provide services to such properties under each property’s corresponding property management agreement. CEOC has entered into the Omnibus Agreement (as defined below) granting licenses to the Enterprise Assets in connection with the formation of Services Co. and initial contributions by the other Members include cash contributions by CERP and CGPH of $42.5 million and $22.5 million, respectively. Ownership percentages in Services Co. for CEOC, CERP and CGPH are 69.0%, 20.2% and 10.8%, respectively. Units of Services Co. are not transferable by the Members except to certain affiliates that wholly-own, or are wholly-owned by, such Member. The management, operation and power of Services Co. will be vested exclusively in a steering committee comprised of one representative of each Member (the “Steering Committee”). Each Steering Committee member is entitled to one vote on any matter for which the vote of the Members or the Steering Committee is sought or obtained. Decisions of the Steering Committee will be taken by majority consent of its members, subject to certain consent rights and unanimity requirements (including, without limitation, in connection with any merger, dissolution, issuance of equity or affiliate transaction involving Services Co.). CEOC will transition certain identified CEOC executives and employees to Services Co. and the services of such employees will be made available as part of Services Co.’s provision of services to the Members and certain of their affiliates that own properties that require Services Co services (the Members and such affiliates, “Recipients”) (the “Enterprise Services”) under the Omnibus License and Enterprise Services Agreement, dated as of May 20, 2014, by and among Services Co., CEOC, CERP, and CGPH (the “Omnibus Agreement”) or other related agreements. Transition of the CEOC executives and employees and implementation of Services Co. is subject to required regulatory approvals.

Under the Omnibus Agreement, CEOC, Caesars License Company, LLC (“CLC”), Caesars World, Inc. (“CWI”) and subsidiaries of CEOC that are the owners of the CEOC properties grant Services Co. a non-exclusive, irrevocable, world-wide, royalty-free license in and to all intellectual property owned or used by such licensors, including all intellectual property (a) currently used, or contemplated to be used, in connection with the properties owned by CEOC, CERP, CGPH and their respective affiliates, including any and all intellectual property related to the Total Rewards® program, and (b) necessary for the provision of services contemplated by the Omnibus Agreement and by the applicable management agreement for any such property (collectively, the “Enterprise Assets”). CEOC, CLC and CWI also grant Services Co. licenses to certain other intellectual property, including intellectual property that is specific to properties controlled by CEOC or its subsidiaries. The owners of the properties controlled by CGPH and CERP grant to Services Co. licenses to any intellectual property owned by such licensors that is specific to any CGPH or CERP-owned or controlled property.

Services Co. in turn grants to the properties owned or controlled by CEOC, CGPH, CERP and other Recipients licenses to the Enterprise Assets, and with respect to the Harrah’s New Orleans and Bally’s Las Vegas managed facilities, an exclusive (subject to geographic restrictions) license in and to the “Harrah’s” and “Bally’s” names. Services Co. also grants to CEOC, CLC, CWI and the properties owned or controlled by CEOC, CGPH and CERP, licenses to any intellectual property that Services Co. develops or acquires that is not derivative of the intellectual property licensed to it.

All licenses contemplated under the Omnibus Agreement are subject to customary quality control provisions and are subject to existing licenses. The parties to the Omnibus Agreement acknowledge, for the avoidance of doubt, that none of the licenses set forth above in any way limits (a) each licensor’s right, title and interest in and to its respective owned intellectual property, including CEOC’s ownership of all intellectual property related to the Total Rewards® program, and (b) except with respect to the exclusive licenses to the owners of the Harrah’s New Orleans and Bally’s Las Vegas managed facilities, each licensor’s use of its respective licensed intellectual property. In addition, in the event that any licensee enhances, improves or modifies any intellectual property licensed to such licensee under the Omnibus Agreement, all right, title and interest in and to such enhanced, improved or modified intellectual property shall be assigned back to the applicable licensor. Upon the termination or expiration of any license granted pursuant to the Omnibus Agreement that is subject to termination or expiration, the applicable licensee shall have a one-year transition period to discontinue all use of the intellectual property licensed to such licensee.

Services Co. will use cash contributions for capital expenditures relating to the maintenance, operation and upkeep of the Enterprise Assets, the acquisition of any additional assets or services in connection with the provision of the implementation of the Omnibus Agreement and provision of the Enterprise Services, and each Member and CEC will reimburse Services Co. for its share of any allocated expenses attributable to such Member consistent with existing arrangements. Property-level expenses initially allocable to specific properties will continue to be allocated to such properties. Corporate costs that have historically been initially unallocated will be allocated to CEOC, CERP and CGPH with respect to their respective properties serviced by Services Co, according to their allocation percentages (initially 70%, 24.6% and 5.4%, respectively), subject to adjustment in connection with an annual review of the then-applicable allocation percentages and certain other conditions. Baseline capital expenditures per year will initially be up to $100,000,000, to be allocated to each Member with respect to their respective properties serviced by Services Co, according to the expense allocation percentages mentioned above for unallocated corporate expenses, subject to annual review. Operating expenses will be allocated to each Member with respect to their respective properties serviced by Services Co, in accordance with historical allocation methodologies, subject to annual revisions and certain prefunding requirements. Following the receipt of any management fees by Services Co. in connection with the provision of services under any applicable property management agreement that would otherwise be payable to a Property Manager, Services Co. will distribute 100% of such management fees to CEOC or the applicable Property Manager. CEOC will have a consent right over Services Co.’s or any Member’s acquisition of any new property or development of a new property that would involve the use of an Enterprise Asset.

Upon any sale, lease or other monetization of the customer lists and/or associated data contained within the Total Rewards® program outside of the ordinary course of business or a liquidation or dissolution of Services Co. (a “Liquidation”), all remaining working capital, if any, up to the amount of their respective initial contributions will be returned to each of CERP and CGPH as a dollar-for-dollar priority distribution (without preferred return) before any distributions to all Members based on their ownership interests, and any remaining amount pro rata among its Members in accordance with their ownership percentage. Furthermore, upon a Liquidation by mutual written agreement of all Members, the Omnibus Agreement will terminate and the underlying licensors and ultimate licensees will enter into new direct licenses that provide essentially the same rights as existed pursuant to the Omnibus Agreement immediately prior to such Liquidation. To the extent Services Co. owns any Services Co. intellectual property upon such Liquidation, the Members will mutually agree upon the ownership of such intellectual property.

The foregoing description of the Omnibus Agreement and other terms of Services Co. is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Amended and Restated Limited Liability Company Agreement of Services Co., which are filed as Exhibits 2.1 and 99.1, respectively, hereto and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 and in the Company’s Current Report on 8-K [(including the exhibits attached thereto)] filed with the Commission on May 6, 2014 is incorporated by reference herein into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 is incorporated by reference herein into this Item 2.03.

Item 8.01 Other Events

On May 20, 2014, in connection with the Second Closing, the Company issued a press release announcing the transactions and agreements noted herein. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this filing. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this filing, are based on our current expectations about future events and are necessarily estimates reflecting the best judgment of CAC’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of CAC may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CAC’s reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	the ability to timely and cost-effectively integrate companies that Growth Partners acquires into its operations, including the three Nevada properties and the Louisiana Property;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues, including construction of The Cromwell and the renovation of The Quad Resort & Casino;

•	CAC and Growth Partners’ dependence on CEC and its subsidiaries to provide support and services, as well as Growth Partners’ dependence on CEC’s senior management’s expertise and its participation in CEC’s Total Rewards loyalty program;

•	the effects of a default by CEC on certain debt obligations;

•	CEC’s interests may conflict with Growth Partners’ interests and may possibly keep all potential development opportunities for itself;

•	the adverse effects if CEC or any of its subsidiaries were to file for bankruptcy;

•	the effects if a third-party successfully challenges CEC or its affiliates ownership of, or right to use, the intellectual property owned or used by subsidiaries of CEC, which Caesars Interactive Entertainment, Inc. (“CIE”) licenses for use in its businesses;

•	CIE’s reliance on subsidiaries of CEC to obtain online gaming licenses in certain jurisdictions, such as New Jersey;

•	the adverse effects on CAC’s ability to comply with certain obligations imposed by federal securities law and certain debt arrangements if it is determined that Deloitte & Touche LLP was not independent of CEC or Growth Partners;

•	the difficulty of operating Growth Partners’ business separately from CEC and managing that process effectively could take up a significant amount of management’s time;

•	Growth Partners’ business model and short operating history;

•	Growth Partners’ ability to realize the anticipated benefits of current or potential future acquisitions, including the transactions described herein;

•	the additional capital that Growth Partners may require to support business growth may not be available on acceptable terms;

•	the adverse effects of extensive governmental regulation and taxation policies, which are applicable to Growth Partners, are enforced;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming industry in particular;

•	the sensitivity of CAC’s business to reductions in discretionary consumer spending;

•	the rapidly growing and changing industry in which Growth Partners operates, such as CIE’s social and mobile games business and internet gaming business;

•	any failure to protect Growth Partners’ trademarks or other intellectual property, such as CIE’s ownership of the WSOP trademark;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the effects of competition, including locations of competitors and operating and market competition, particularly the intense competition Planet Hollywood faces from other hotel casino resorts in Las Vegas and Horseshoe Baltimore will face from other regional casinos and resorts;

•	the uncertainty surrounding whether CIE’s games, such as Slotomania, will retain their popularity;

•	CIE’s ability to launch new games on new and emerging platforms;

•	CIE’s reliance on a small portion of its total players for nearly all of its revenue from its social and mobile games;

•	CAC’s ability to expand into international markets in light of additional business, regulatory, operational, financial and economic risks associated with such expansion;

•	evolving regulations concerning the social and mobile games industry as well as data privacy, including, but not limited to, the effect of U.S. and foreign laws, some of which are unsettled and still developing;

•	the low barriers to entry and intense competition of social and mobile games industry could have adverse effect on CIE and Growth Partners;

•	evolving U.S. and foreign laws could subject CIE to claims and prevent CIE from providing its current games to players or to modify its games;

•	the effect on Growth Partners’ business strategy if real money online poker is not legalized in states other than Delaware, Nevada or New Jersey in the United States or is legalized in an unfavorable manner;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; and

•	political and economic uncertainty created by terrorist attacks and other acts of war or hostility;

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CAC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Omnibus License and Enterprise Services Agreement, dated as of May 20, 2014, by and among Caesars Enterprise Services, LLC, Caesars Entertainment Operating Company, Inc., Caesars Entertainment Resort Properties LLC and Caesars Growth Properties Holdings, LLC.

10.1	Management Agreement, dated as of May 20, 2014, by and between Harrah’s New Orleans Management Company, Jazz Casino Company, L.L.C., and solely for purposes of Article VII and Sections 16.1.2, 17.5.5, 17.7.3, 17.7.4, 17.7.5, 18.3 and 19.2, Caesars License Company, LLC.

10.2	Second Lien Intercreditor Agreement, dated as of May 20, 2014, by and among Credit Suisse AG, Cayman Islands Branch, as credit agreement agent and U.S. Bank National Association, second priority agent.

10.3	Collateral Agreement (First Lien), dated as of May 20, 2014, by and among Caesars Growth Properties Holdings, LLC, as borrower, Caesars Growth Properties Finance, Inc., PHWLV, LLC, TSP Owner LLC, Caesars Growth Cromwell, LLC, Caesars Growth Quad, LLC, 3535 LV NewCo, LLC, Caesars Growth Bally’s LV, LLC, FHR NewCo, LLC, LVH NewCo, LLC, Flamingo-Laughlin NewCo, LLC, Parball NewCo, LLC, Caesars Growth Harrah’s New Orleans, LLC, Jazz Casino Company, L.L.C., JCC Holding Company II LLC, Caesars Growth PH Fee, LLC, Caesars Growth PH, LLC and JCC Fulton Development, L.L.C. as subsidiary parties, and Credit Suisse AG, Cayman Islands Branch, as collateral agent.

10.4	Collateral Agreement (Second Lien), dated as of May 20, 2014, by and among Caesars Growth Properties Holdings, LLC and Caesars Growth Properties Finance, Inc., as issuers, PHWLV, LLC, TSP Owner LLC, Caesars Growth Cromwell, LLC, Caesars Growth Quad, LLC, 3535 LV NewCo, LLC, Caesars Growth Bally’s LV, LLC, FHR NewCo, LLC, LVH NewCo, LLC, Flamingo-Laughlin NewCo, LLC, Parball NewCo, LLC, Caesars Growth Harrah’s New Orleans, LLC, Jazz Casino Company, L.L.C., JCC Holding Company II LLC, Caesars Growth PH Fee, LLC, Caesars Growth PH, LLC and JCC Fulton Development, L.L.C. as subsidiary parties, and U.S. Bank National Association, as collateral agent.

99.1	Amended and Restated Limited Liability Company Agreement of Caesars Enterprise Services, LLC.

99.2	Press Release, dated as of May 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: May 21, 2014	By:	/s/ CRAIG J. ABRAHAMS
	Name:	Craig J. Abrahams
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Omnibus License and Enterprise Services Agreement, dated as of May 20, 2014, by and among Caesars Enterprise Services, LLC, Caesars Entertainment Operating Company, Inc., Caesars Entertainment Resort Properties LLC and Caesars Growth Properties Holdings, LLC.

10.1	Management Agreement, dated as of May 20, 2014, by and between Harrah’s New Orleans Management Company, Jazz Casino Company, L.L.C., and solely for purposes of Article VII and Sections 16.1.2, 17.5.5, 17.7.3, 17.7.4, 17.7.5, 18.3 and 19.2, Caesars License Company, LLC.

10.2	Second Lien Intercreditor Agreement, dated as of May 20, 2014, by and among Credit Suisse AG, Cayman Islands Branch, as credit agreement agent and U.S. Bank National Association, second priority agent.

10.3	Collateral Agreement (First Lien), dated as of May 20, 2014, by and among Caesars Growth Properties Holdings, LLC, as borrower, Caesars Growth Properties Finance, Inc., PHWLV, LLC, TSP Owner LLC, Caesars Growth Cromwell, LLC, Caesars Growth Quad, LLC, 3535 LV NewCo, LLC, Caesars Growth Bally’s LV, LLC, FHR NewCo, LLC, LVH NewCo, LLC, Flamingo-Laughlin NewCo, LLC, Parball NewCo, LLC, Caesars Growth Harrah’s New Orleans, LLC, Jazz Casino Company, L.L.C., JCC Holding Company II LLC, Caesars Growth PH Fee, LLC, Caesars Growth PH, LLC and JCC Fulton Development, L.L.C. as subsidiary parties, and Credit Suisse AG, Cayman Islands Branch, as collateral agent.

10.4	Collateral Agreement (Second Lien), dated as of May 20, 2014, by and among Caesars Growth Properties Holdings, LLC and Caesars Growth Properties Finance, Inc., as issuers, PHWLV, LLC, TSP Owner LLC, Caesars Growth Cromwell, LLC, Caesars Growth Quad, LLC, 3535 LV NewCo, LLC, Caesars Growth Bally’s LV, LLC, FHR NewCo, LLC, LVH NewCo, LLC, Flamingo-Laughlin NewCo, LLC, Parball NewCo, LLC, Caesars Growth Harrah’s New Orleans, LLC, Jazz Casino Company, L.L.C., JCC Holding Company II LLC, Caesars Growth PH Fee, LLC, Caesars Growth PH, LLC and JCC Fulton Development, L.L.C. as subsidiary parties, and U.S. Bank National Association, as collateral agent.

99.1	Amended and Restated Limited Liability Company Agreement of Caesars Enterprise Services, LLC.

99.2	Press Release, dated as of May 20, 2014.